UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

MICROPHASE CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	000-55382	06-0710848
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Trap Falls Road Extension, Suite 400, Shelton, CT	06484
(Address of principal executive offices)	(Zip Code)

(203) 866-8000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Consent, Amendment and Joinder Agreement

On November 16, 2016, Microphase Corporation, a Connecticut corporation (“Microphase”) and Microphase West LLC, a Delaware limited liability company (“Microphase West,” and together with Microphase, the “Existing Borrowers”), together with Microphase Instruments, LLC, a Delaware limited liability company (the “Joining Borrower”) entered into that certain Consent, Amendment and Joinder Agreement (the “Joinder Agreement”) with Gerber Finance Inc., a New York corporation (the “Lender”) pursuant to which the Joining Borrower became party to the Amended and Restated Loan and Security Agreement, dated as of February 3, 2013 (the “Loan Agreement”) as an additional borrower and the Lender consented to Microphase incurring additional indebtedness in an aggregate amount not to exceed $700,000, among other things.

The foregoing description of the Joinder Agreement is qualified in its entirety by reference to the full text of the Joinder Agreement, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Waiver of Defaults

On November 16, 2016, the Existing Borrowers, the Joining Borrower, the Lender, and Necdet Ergul and Ronald Durando, each individually, executed and delivered that certain Waiver of Defaults (the “Waiver”) whereby, with respect to the Loan Agreement, the Lender waives certain default arising under the Loan Agreement, effective as of the execution of the waiver and payment of $5,000.

The foregoing description of the Waiver is qualified in its entirety by reference to the full text of the Waiver, which is attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed in the following exhibit index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Amended and Restated Loan and Security Agreement dated as of February 3, 2012, between Microphase Corporation and Gerber Finance, Inc., as amended. (Incorporated by reference to the Company’s Amendment No. 1 to Form 10, filed with the SEC on April 30, 2015, File No. 000-55382.)

4.2	Consent, Amendment and Joinder Agreement entered into November 14, 2016, by and between Microphase Corporation, Microphase West LLC, Microphase Instruments, LLC and Gerber Finance Inc.*

4.3	Waiver of Defaults entered into November 15, 2016 by and between Microphase Corporation, Microphase West LLC, Microphase Instruments, LLC, Necdet Ergul, Ronald Durando and Gerber Finance Inc.*

 *filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROPHASE CORPORATION

Date: November 22, 2016	By:	/s/ Necdet Ergul
Necdet Ergul Chief Executive Officer